                                                                   EXHIBIT 10.24

                               LEASE AMENDMENT IV

     The parties to this Amendment are Westlake Center Associates Limited Partnership, a Washington limited partnership, hereinafter called "Lessor", and PRIMUS KNOWLEDGE SOLUTIONS, INC. formerly doing business as PRIMUS COMMUNICATIONS, formerly known as SYMBOLOGIC CORPORATION hereinafter called "Lessee."

     Whereas the parties hereto have heretofore entered into a Lease executed under the date of July 28, 1995, in and to 8,065 square feet on the Eighteenth Floor and 16,660 square feet on the Nineteenth Floor, for a combined total of 24,725 square feet, known as Suite 1900, and further amended by a Lease Amendment executed under the date of January 27, 1999 in and to 11,686 square feet on the Eighteenth Floor and 16,660 square feet on the Nineteenth Floor, for a combined total of 28,346 square feet, known as Suite 1900 and further amended by a Lease Amendment executed under the date of February 11, 2000 in and to 16,660 square feet on the Eighteenth Floor, 16,660 square feet on the Nineteenth Floor and 16,430 square feet on the Tenth Floor, for a combined total of 49,750 square feet, known as Suite 1900, and further amended by a Lease Amendment executed under the date of May 31, 2000 in and to 1,285 square feet on the Eleventh Floor, 16,660 square feet on the Eighteenth Floor, 16,660 square feet on the Nineteenth Floor and 16,430 square feet on the Tenth Floor, for a combined total of 51,035 square feet, known as Suite 1900 the following described premises in the City of Seattle, County of King, State of Washington, to wit:

         Lots 1, 2, 3, 7, 8, 9, 10, 11 and 12, Block 1, ADDITION TO THE TOWN OF SEATTLE as laid off by the Heirs of SARAH A. BELL, deceased (commonly known as Heirs of SARAH A. BELL'S ADDITION TO THE CITY OF SEATTLE) according to the plat recorded in Volume 1 of Plats, page 103, in King County, Washington;

         EXCEPT the Southwesterly 12 feet of said Lots 1, 2 and 3 condemned by the City of Seattle in King County Superior Court Cause No. 52280, for the widening of Fourth Avenue, as provided by Ordinance 13776 of said City; and

         EXCEPT the Southeasterly 7 feet of said Lots 1 and 12 condemned by the City of Seattle, in King County Superior Court Cause No. 57057 for the widening of Pine Street as provided by Ordinance 14500 of said City;

         TOGETHER WITH all of the vacated alley lying within said Block 1. The Property is generally bounded by Fifth Street on the east, Pine Street on the south, Fourth Avenue on the west, and Olive Way on the north.

     Whereas the parties desire to reduce the Lessee's Premises for a combined total reduction of 17,715 rentable square feet of said Lease. Now, therefore, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree to amend the Lease as it pertains to the aforementioned reduction, effective January 1, 2002, as follows:

     1. Section 1(b), Premises, is amended to show that the square footage of the Premises has been revised from 51,035 S.F. to 33,320 S.F. Therefore, Section 1(b), Premises, is amended to read as follows:

         "Premises: Consisting of 16,660 square feet of Net Rentable Area on the Eighteenth (18/th/) Floor, and 16,660 square feet of Net Rentable Area on the Nineteenth (19/th/) Floor, for a combined total of 33,320 square feet of Net Rentable Area of the building.

     2. Section 1(c), Floor Areas, is amended to show that the agreed Net Rentable Area of the Premises has been revised from 51,035 square feet to 33,320 square feet. Therefore, Section 1(c) is amended to read as follows:

         "The agreed Net Rentable Area of the Premises is 33,320 square feet and of the building is 335,850 square feet.

3.   Section 1(j), Exhibits, is amended to include the attached Exhibit A-4,
                   --------
     Tenant Improvements for the 33,320 square feet of Lessee's space on the 18/th/ and 19/th/ Floors. Lessor shall provide said space in its "As Is" condition. Any Tenant Improvements to Lessee's space shall be the sole expense of Lessee.

4.   Section 1(j), Exhibits, is amended to delete Exhibits C, C-1, C-2, and C-3
                   --------
     to be replaced by C-4, The Premises.


5.   Attachment II, Special Provision #2, Monthly Rent, shall be amended to
                                          ------------
     reflect the reduction of the Net Rentable Area from 51,035 square feet to 33,320 square feet. Therefore, the rental rate structure in Attachment II, Special Provision #2, of the Lease Agreement, shall be adjusted to reflect reductions to the Net Rentable Area and Monthly Rent as of the January 1, 2002 effective date as follows:

                                    Square Feet    Basic Annual   Basic
     Period                Floor    of NRA         Rental Rate    Monthly Rent
     ------                -----    ------         -----------    ------------
     01/01/02 - 10/31/02   18       16,660         $33.00         $45,815.00
     01/01/02 - 10/31/02   19       16,660         $33.00         $45,815.00
     TOTAL:                         33,320                        $91,630.00

                                    Square Feet    Basic Annual   Basic
     Period                Floor    of NRA         Rental Rate    Monthly Rent
     ------                -----    ------         -----------    ------------

     11/01/02 - 10/31/03   18       16,660         $34.00         $47,203.33
     11/01/02 - 10/31/03   19       16,660         $34.00         $47,203.33
     TOTAL:                         33,320                        $94,406.66

                                    Square Feet    Basic Annual   Basic
     Period                Floor    of NRA         Rental Rate    Monthly Rent
     ------                -----    ------         ----------     ------------

     11/01/03 - 10/31/05   18       16,660         $35.00         $48,591.67
     11/01/03 - 10/31/05   19       16,660         $35.00         $48,591.67
     TOTAL:                         33,320                        $97,183.34

6. Attachment II, Special Provision #6, Parking, is hereby amended to reflect the reduction in Net Rentable Area of the Premises and to show that Lessee's option to enter into parking contracts is therefore reduced. Lessee shall have the option to enter into parking contracts for up to twenty-eight (28) parking contracts. Said contracts shall be available on January 1, 2002 as follows:

              Date                          Parking Contracts Available
              ----                          ---------------------------

              January 1, 2002               Twenty-eight (28)

     Lessee may use these parking contracts throughout the term of the Lease at the prevailing rate charged by the operator of the garage plus all applicable Washington State and local taxes.


7. In recognition of the fact that this negotiated Lease Amendment is pursuant to Special Provision number 5, Early Termination, Lessee shall pay Lessor a cash termination penalty in the negotiated amount of $120,000. Said payment shall be due and payable on the effective date of the space reduction, which is January 1, 2002.

Except as herein amended, said Lease shall remain in full force and effect in accordance with all of its terms and provisions.

     IN WITNESS HEREOF, the parties have hereinto set their hands and seals this 13/th/ day of December, 2001.

LESSOR:                                   LESSEE:

WESTLAKE CENTER ASSOCIATES                PRIMUS KNOWLEDGE SOLUTIONS,
LIMITED PARTNERSHIP                       INC.

By:      /s/ J. Patrick Done              By:        /s/ Ron Stevens

 Its:    VP / Grp Dir.                     Its:      CFO

By:      ________________________

 Its:    ________________________

                            ACKNOWLEDGMENT OF LESSOR

STATE OF Nevada )
                                 ) ss.
COUNTY OF Clark )

     On this 13th day of December , 2001, before me, the undersigned, a Notary Public in and for the State of Nevada, duly commissioned and sworn, personally appeared J. Patrick Done, to me known to be the Vice President / Group Director, that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said partnership, for the uses and purposes therein mentioned and on oath stated that he/she was authorized to execute said instrument.

     WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                                       /s/ Sharon K. Walker
                                       Notary Public in and for the State of
             (Notary Seal)             Nevada residing at 10000 W. Charleston,
                                       Las Vegas
                                       My commission expires July 31, 2002
                                       Print Name Sharon K. Walker

                            ACKNOWLEDGMENT OF LESSEE

(Corporate)

STATE OF WASHINGTON)
                                 ) ss.
COUNTY OF KING)

   On this 4 day of December, 2001, before me personally appeared Ronald Stevens and ______________________________ to me known to be the CFO and
______________________________, respectively, of the corporation that executed the within and foregoing lease, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                       /s/ Christy L. Porter
                                       Notary Public in and for the State of
             (Notary Seal)             Washington residing at Seattle, WA
                                       My commission expires 04-06-05
                                       Print Name Christy l. Porter

                                   EXHIBIT A-4
                               TENANT IMPROVEMENTS


TENANT IMPROVEMENTS TO BE PROVIDED AT LESSOR'S COST
---------------------------------------------------

Lessee hereby accepts the Premises in its "As-is" condition and does further warrant that Lessor has made no representations that any improvements whatsoever other than what presently exists will be made to the Premises. Any improvements to the Premises shall be at Lessee's sole cost and expense

                                   EXHIBIT C-4
                                  THE PREMISES



                                     [PLAN]